UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Original Report: December 5, 2003

(earliest event reported)

APPLE HOSPITALITY FIVE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-100044	76-0713476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 South Third Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Apple Hospitality Five, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated December 5, 2003 and filed December 19, 2003 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 7. Financial Statements and Exhibits

a. Financial Statements of Businesses Acquired

Westbury, New York – Hilton Garden Inn® Hotel

Westbury, New York – Hilton Garden Inn® Hotel (Unaudited Statements)

Balance Sheet—September 30, 2003	7
Statement of Member’s Equity—for the Period January 1, 2003 through September 30, 2003	8
Statement of Cash Flows—for the Period January 1, 2003 through September 30, 2003	9

b.	Pro Forma Financial Information

Pro Forma Financial Information

Apple Hospitality Five, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003 (unaudited)	10
Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)	11
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2002 and the Nine Months Ended September 30, 2003 (unaudited)	12
Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited)	15

c.	Exhibits

None.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Apple Hospitality Five, Inc.

Richmond, Virginia

We have audited the accompanying balance sheet of the Westbury, New York—Hilton Garden Inn Hotel (the Hotel) as of December 31, 2002, and the related statements of member’s equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the hotel. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2002, and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

November 11, 2003

WESTBURY, NEW YORK—HILTON GARDEN INN HOTEL

BALANCE SHEET

DECEMBER 31, 2002

ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$3,215,952
Construction in Progress	2,081,749

TOTAL	5,297,701
FRANCHISE FEES	45,000

TOTAL ASSETS	$5,342,701

LIABILITIES AND MEMBER’S EQUITY
LIABILITIES:
Mortgage Payable	$861,910
Accounts Payable	688,033

TOTAL LIABILITIES	1,549,943
MEMBER’S EQUITY	3,792,758

TOTAL LIABILITIES AND MEMBER’S EQUITY	$5,342,701

The accompanying notes are an integral part of this financial statement.

WESTBURY, NEW YORK—HILTON GARDEN INN HOTEL

STATEMENT OF MEMBER’S EQUITY

YEAR ENDED DECEMBER 31, 2002

Balance, January 1, 2002	$—
Equity Contributions, Net	3,792,758

Balance, December 31, 2002	$3,792,758

The accompanying notes are an integral part of this financial statement.

WESTBURY, NEW YORK—HILTON GARDEN INN HOTEL

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2002

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	$(4,609,668)
Payment of Franchise Fees	(45,000)

NET CASH FLOWS TO INVESTING ACTIVITIES	(4,654,668)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage Loan Proceeds	861,910
Equity Contributions	3,792,758

NET CASH FLOWS FROM FINANCING ACTIVITIES	4,654,668

NET INCREASE IN CASH	—
CASH, January 1, 2002	—

CASH, December 31, 2002	$—

NONCASH FINANCING AND INVESTING ACTIVITIES:

During the year, hotel property purchases in the amount of $688,033 were financed with accounts payable.

The accompanying notes are an integral part of this financial statement.

WESTBURY, NEW YORK—HILTON GARDEN INN HOTEL

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2002

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the Westbury, New York—Hilton Garden Inn Hotel (the Hotel) as of December 31, 2002 and for the year then ended. The Hotel is owned by Briad Lodging Group Westbury, LLC, a limited liability company. Construction on the Hotel began during 2002. Upon completion, the Hotel will provide 140 guest rooms and will specialize in providing extended stay lodging for business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer will be available. At December 31, 2002, the Hotel was under construction and accordingly had not opened for business. The anticipated completion and opening dates are expected to be in early December 2003.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment in Hotel—Land and construction in progress are stated at the Owner’s cost, not to exceed fair market value. Costs of improvements, including interest, financing costs and real estate taxes during the construction period, are capitalized. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the hotel and develop the site up to the time the hotel is placed in operation. No depreciation has been recorded to date since the Hotel has not been placed in operation.

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. No impairment losses have been recorded to date.

Loan Costs—Construction loan costs are capitalized to investment in hotel property.

NOTE 3—RELATED PARTY TRANSACTIONS

The Owner of the Hotel has paid a $45,000 franchise fee to Hilton Hotels, Inc. to obtain a twenty year franchise commencing with the opening of the hotel. The fee will be amortized straight-line over the twenty year term commencing on the opening date.

NOTE 4—MORTGAGE LOAN PAYABLE

The Owner has obtained construction loan financing with GE Capital Business Asset Funding Corporation. The loan is secured by the Hotel real estate and personal property. The loan, which bears interest at a variable rate of LIBOR plus 2.95%, is payable interest only monthly throughout,, the construction term. As of December 31, 2002, $861,910 had been advanced under the loan. Included in the outstanding loan balance is $3,637 of accrued interest, which has been capitalized to investment in hotel property.

NOTE 5—SUBSEQUENT EVENT

The Owner has a signed letter of intent with Apple Hospitality Five, Inc. to sell the Hotel property and certain related assets, net of liabilities for $19,000,000. The sale is anticipated to occur in early December 2003.

WESTBURY, NEW YORK—HILTON GARDEN INN HOTEL

BALANCE SHEET (UNAUDITED)

SEPTEMBER 30, 2003

ASSETS

INVESTMENT IN HOTEL PROPERTY:
Land	$3,215,952
Construction in Progress	8,819,730
Furnishings and Equipment	784,807

TOTAL	12,820,489
Less: Accumulated Depreciation	—

NET INVESTMENT IN HOTEL PROPERTIES	12,820,489
FRANCHISE FEES	45,000

TOTAL ASSETS	$12,865,489

LIABILITIES AND MEMBER’S EQUITY

LIABILITIES:
Mortgage Payable	$5,832,054
Accounts Payable	1,134,332

TOTAL LIABILITIES	6,966,386
MEMBER’S EQUITY	5,899,103

TOTAL LIABILITIES AND MEMBER’S EQUITY	$12,865,489

WESTBURY, NEW YORK—HILTON GARDEN INN HOTEL

STATEMENT OF MEMBER’S EQUITY (UNAUDITED)

FOR THE PERIOD JANUARY 1, 2003 THROUGH SEPTEMBER 30, 2003

Balance, January 1, 2003	$3,792,758
Equity Contributions, Net	2,148,146
Net Loss	(41,801)

Balance, September 30, 2003	$5,899,103

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE PERIOD JANUARY 1, 2003 THROUGH SEPTEMBER 30, 2003

REVENUES:
Rooms and Other Operating Departments	$—

EXPENSES:
Pre-Opening Costs	41,801

NET LOSS	$(41,801)

WESTBURY, NEW YORK—HILTON GARDEN INN HOTEL

STATEMENT OF CASH FLOWS (UNAUDITED)

FOR THE PERIOD JANUARY 1, 2003 THROUGH SEPTEMBER 30, 2003

CASH FLOWS TO OPERATING ACTIVITIES:
Net Loss	$(41,801)

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(7,076,489)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage Loan Proceeds	4,970,144
Equity Contributions	2,148,146

NET CASH FLOWS FROM FINANCING ACTIVITIES	7,118,290

NET INCREASE IN CASH	—
CASH, BEGINNING OF PERIOD	—

CASH, END OF PERIOD	$—

NONCASH FINANCING AND INVESTING ACTIVITIES:
During the period, hotel property purchases in the amount of $446,299 were financed with accounts payable increases.

APPLE HOSPITALITY FIVE, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2003 (UNAUDITED)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple Hospitality Five, Inc. (“Hospitality”) gives effect to the purchase of eight hotels located in Brownsville, TX, Dallas Fort Worth, TX, Dallas Park Central, TX, Houston, TX, Addison, TX, Harlingen, TX, Tucson, AZ and Las Vegas, NV all part of a collective purchase from affiliates of W.I. Realty I, LP, (“Western Hotels”) on October 30, 2003 and the purchase of a Hilton Garden Inn in Westbury, New York (“Westbury-HGI”) on December 5, 2003, as if the transactions had occurred on September 30, 2003. Hospitality purchased the Western hotels for an approximate aggregate purchase price of $131.8 million and the Westbury Hilton Garden Inn for an approximate purchase price of $19 million.

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western Hotels, Marriott International, Inc. or Hilton Hotels Corporation under agreements not materially different from historical contractual management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Hospitality, the historical balance sheets of the Western hotels, and the historical balance sheet of Westbury Hilton Garden Inn.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Hospitality is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2003, nor does it purport to represent the future financial position of Hospitality.

The unaudited pro forma condensed consolidated balance sheets should be read in conjunction with, and are qualified in their entirety by, the historical consolidated balance sheets of Western Hotels and the historical balance sheets of Westbury Hilton Garden Inn, included in this prospectus.

BALANCE SHEET AS OF SEPTEMBER 30, 2003 (UNAUDITED)

	Company Historical Balance Sheet	Western Hotels	Westbury- HGI	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$168,857,870	$75,431,515	$12,820,489	$157,470,755	(B)
				(88,252,004	)(C)	$326,328,625
Cash and cash equivalents	84,420,539	2,894,921	—	(77,315,460	)(G)	10,000,000
Restricted cash—FF&E escrow	923,820	—	—	1,772,475	(L)	2,696,295
Due from third party manager, net	2,336,205	643,445	—	(643,445	)(H)	2,336,205
Mortgage escrows	—	2,956,443	—	(2,956,443	)(H)	—
Loan costs, net	—	846,535	—	(846,535	)(H)	—
Other assets	4,165,973	1,479,660	45,000	(1,017,000	)(D),(L)	4,673,633

Total Assets	$260,704,407	$84,252,519	$12,865,489	$(11,787,657)		$346,034,758

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage notes payable	$—	$85,505,385	$5,832,054	$(91,337,439	)(E)
				4,725,596	(K)	$4,725,596
Accounts payable and accrued expenses	843,928	1,708,010	1,134,332	(2,166,183	)(L)	1,520,087
Other accrued expenses	—	213,825	—	(213,825	)(E)	—

Total Liabilities	843,928	87,427,220	6,966,386	(88,991,851)		6,245,683
Shareholders’ equity/Partners’ capital
Class B Convertible Stock, no par value, authorized 240,000 shares	24,000	—	—	—		24,000
Members’ equity		(3,174,701)	5,899,103	(2,724,402	)(I)	—
Common stock, no par value, authorized 200,000,000 shares	263,523,396	—	—	79,928,596	(A)	343,451,992
Distribution greater than net income	(3,686,917)	—	—	—		(3,686,917)

Total Shareholders’ Equity	259,860,479	(3,174,701)	5,899,103	77,204,194		339,789,075

Total Liabilities and Shareholders’ Equity	$260,704,407	$84,252,519	$12,865,489	$(11,787,657)		$346,034,758

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	Represents incremental net proceeds of $79,928,596 from sale of 8,257,086 units subsequent to September 30, 2003 used to fund acquisitions (see Note B).

(B)	Total purchase price for the properties purchased after September 30, 2003 consists of the following. Purchase price allocation is preliminary and subject to change.

	Western Hotels	Westbury-HGI	Total combined
Purchase price per contract	$131,800,000	$19,000,000	$150,800,000
Escrows assumed	(2,266,527)	(13,608)	(2,280,135)
Liabilities assumed	5,401,755	—	5,401,755

Sub-total	134,935,228	18,986,392	153,921,620
Acquisition fee payable to Apple Suites Realty Group (2%)	2,636,000	380,000	3,016,000
Additional estimated closing costs	488,951	44,184	533,135

Total purchase price	$138,060,179	$19,410,576	$157,470,755

Total purchase price, net			$154,349,135
Less: Cash on hand to fund acquisitions			(74,420,539	)(J)

Net equity proceeds needed for acquisitions			$79,928,596

Purchase price, cash required to pay seller			$79,928,596
Net raise percentage			88.00%

Gross dollars needed to fund acquisitions			$90,827,950
Price per share			$11

Units required			8,257,086

(C)	Represents elimination of historical net carrying value of real estate under prior owner.

(D)	Represents elimination of net deferred loan costs and other intangible assets associated with prior owner.

(E)	Represents elimination of liabilities associated with prior owner, not assumed by the Company.

(F)	Intentionally not used.

(G)	Represents elimination of cash of $2,894,921 held by prior owners not acquired by the Company and use of cash on hand at September 30, 2003 of $74,420,539 used to fund acquisitions.

(H)	Represents elimination of historical accounts that will be paid to prior owners, as part of the respective purchase agreements.

(I)	Represents elimination of shareholders’ equity associated with the prior owner.

(J)	Represents cash on hand of $84,420,539 at September 30, 2003 less $10,000,000 required at September 30, 2003 to fund fourth quarter payment of dividends as well as cash utilized for working capital.

(K)	Represents assumption of secured mortgage debt in the amount of $4,725,596 for the Harlingen, Texas property. The note matures in June 2011 and the payment is made monthly for principal and interest.

(L)	Represents assumption of certain escrows in the amount of $2,280,136 and certain liabilities in the amount of $676,159 for certain properties within the Western Hotel portfolio and Westbury–HGI.

APPLE HOSPITALITY FIVE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2002 AND THE NINE MONTHS ENDED

SEPTEMBER 30, 2003

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple Hospitality Five, Inc. ("Hospitality") gives effect to the purchase of a Residence Inn by Marriott ("Marriott Residence Inn Houston") located in Houston, TX on January 3, 2003, a Residence Inn by Marriott ("Marriott Residence Inn Cypress") in Cypress, CA on May 3, 2003, the purchase of three Hilton Homewood Suites located in Colorado Springs, CO, Baton Rouge, LA, and Albuquerque, NM on February 26, 2003, the purchase of three Marriott Residence Inn hotels ("BRIAD Properties") located in Hauppage, NY, Somerset, NJ, and Cranbury, NJ on May 30, 2003, the purchase of a Residence Inn by Marriott in Nashville, TN on June 20, 2003, the purchase of a Springhill Suites by Marriott in Danbury, CT, and the purchase of a Courtyard by Marriott in Lebanon, NJ ("Briad 2") on August 30, 2003, the purchase of a Hilton Garden Inn in Tampa, Fl ("Tampa-HGI") on September 3, 2003, the purchase of a Homewood Suites by Hilton in Solon, OH ("Solon-HWS") on September 10, 2003 and the purchase of eight hotels located in Brownsville, TX, Dallas Fort Worth, TX, Dallas Park Central, TX, Houston, TX, Addison, TX, Harlingen, TX, Tuscon, AZ and Las Vegas, NV, all part of a collective purchase from an affiliate of W.I. Realty I, LP ("Western Hotels") on October 30, 2003, and the purchase of a Hilton Garden Inn in Westbury, NY ("Westbury-HGI") on December 5, 2003, as if the transactions had occurred on January 1, 2002. Hospitality purchased the Marriott Residence Inn Houston and the three Homewood Suites by Hilton during the first quarter of 2003 for an approximate aggregate purchase price of $46.5 million and the Marriott Residence Inn Nashville, the Marriott Residence Inn Cypress and the BRIAD Properties during the second quarter of 2003 for an approximate aggregate purchase price of $71.7 million. The Briad 2, Tampa-HGI and Solon-HWS properties were all acquired during the third quarter of 2003 for an aggregate purchase price of $48.8 million. The Western Hotels were purchased for an approximate aggregate purchase price of $131.8 million and Westbury-HGI was purchased for an approximate purchase price of $19 million; both were acquired in the fourth quarter. Operations commenced on the Westbury-HGI upon acquisition of the hotel, so there are no operations to report for the year ended December 31, 2002.

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly owned subsidiaries pursuant to master hotel lease arrangements. Residence Inn by Marriott, Courtyard by Marriott, Springhill Suites by Marriott, Marriott Suites, Texas Western Management Partners, L.P., Hilton Garden Inn and Homewood Suites by Hilton will continue to manage the hotels owned by Hospitality under agreements not materially different from historical contractual arrangements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of the Company, and the historical Statements of Operations of the Hotels. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed on January 1, 2002, nor does it purport to represent the results of operations for future periods.

The unaudited pro forma condensed combined financial statements should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements of Hospitality, the financial statements of Westel Properties II, LTD, the financial statements of Cypress Marriott Residence Inn Hotel, the financial statements of Three Homewood Suites by Hilton, the financial statements of Three Marriott Residence Inn Hotels, the financial statements of Nashville Marriott Residence Inn Hotel, the financial statements of the Briad Lodging Group Danbury and the Briad Lodging Group Lebanon, the financial statements of YBOR Hilton Garden Inn, the financial statements of Solon Hotel II LLC, the financial statements of Western Hotels, and the financial statements of Westbury Hilton Garden Inn, included in this prospectus.

FOR THE YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)

	Company Historical Statement of Operations (Sept. 20–Dec. 31)	Historical Marriott Residence Inn Houston (A)	Historical 3 Hilton Homewood Suites (A)	Historical Marriott Residence Inn Cypress (A)	Historical BRIAD Properties (A)		Historical Nashville (A)
Revenue:
Suite revenue	$—	$3,840,688	$8,757,599	$661,259	$3,678,868		$3,389,848
Other operating revenue	—	220,574	463,521	45,236	112,206		116,974
Interest income	—	9,029	—	—	—		—

Total revenue	—	4,070,291	9,221,120	706,495	3,791,074		3,506,822
Expenses:
Operating expenses	—	1,580,055	4,778,159	454,137	2,354,658		1,372,237
General and administrative	2,343	46,003	—	118,691	269,406		477,581
Franchise fees	—	192,035	313,469	—	—		—
Management fees	—	224,411	313,469	—	310,135		348,504
Amortization Expense	—	—	—	—	—		—
Taxes, insurance and other	2,525	210,135	443,792	25,689	103,785		166,189
Depreciation of real estate owned	—	345,442	1,745,549	95,477	607,161		341,768
Interest	282	367,301	—	—	364,902		—

Total expenses	5,150	2,965,382	7,594,438	693,994	4,010,047		2,706,279
Income tax expense	—	—	618,139	—	—		—

Net income before extraordinary items	$(5,150)	$1,104,909	$1,008,543	$12,501	$(218,973)		$800,543

Earnings per common share:
Basic and diluted	$(515)

Basic and diluted weighted average common shares outstanding	10

	Historical Briad 2 (A)	Historical Tampa-HGI (A)	Historical Solon-HWS (A)	Historical Western Hotels (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$315,709	$3,071,423	$932,916	$28,549,025	—		$53,197,335
Other operating revenue	16,302	455,161	47,987	4,519,299	—		5,997,260
Interest income	—	3,741	3,644	—	$(16,414	)(H)	—

Total revenue	332,011	3,530,325	984,547	33,068,324	(16,414)		59,194,595
Expenses:
Operating expenses	498,218	1,591,349	682,094	8,961,331	—		22,272,238
General and administrative	29,409	302,995	98,719	7,852,475	1,771,948	(B)	10,969,570
Franchise fees	—	153,571	37,300	—	—		696,375
Management fees	25,377	744,865	51,501	2,124,577	—		4,142,839
Amortization Expense		1,667	1,539	—	(3,206	)(C)	—
Taxes, insurance and other	4,014	194,168	40,487	2,105,434	—		3,296,218
Depreciation of real estate owned	79,307	356,145	195,139	3,903,375	(7,669,363	)(C)	6,061,609
					6,061,609	(D)
Interest	63,978	482,312	143,818	5,434,541	(6,443,212	)(E)	413,922

Total expenses	700,303	3,827,072	1,250,597	30,381,733	(6,282,224)		47,852,771
Income tax expense	—	—	—	—	(618,139	)(F)	—

Net income before extraordinary items	$(368,292)	$(296,747)	$(266,050)	$2,686,591	$6,883,949		$11,341,824

Earnings per common share:
Basic and diluted							$0.46

Basic and diluted weighted average common shares outstanding						(G)	24,697,288

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

	Company Historical Statement of Operations	Acquisition of 3 Hilton Homewood Suites (A)	Historical Marriott Residence Inn Cypress (A)	Historical BRIAD Properties (A)	Historical Nashville (A)		Historical Briad 2 (A)
Revenue:
Suite revenue	$15,710,807	$1,322,133	$1,254,124	$2,147,190	$1,610,215		$1,651,867
Other operating revenue	564,262	63,152	33,773	77,573	22,802		90,842
Interest income	404,362	—	—	—	—		—

Total revenue	16,679,431	1,385,285	1,287,897	2,224,763	1,633,017		1,742,709
Expenses:
Operating expenses	7,398,055	339,801	315,117	994,974	745,112		1,267,079
General and administrative	473,567	401,522	238,478	188,500	205,638		97,739
Franchise fees	250,961	52,885	—	—	81,651		—
Management fees	577,044	41,558	—	188,759	48,991		114,801
Permits, licenses & lease payments	—	—	—	—	7,325		—
Amortization expense	—	—	—	—	—		—
Taxes, insurance and other	828,492	99,560	75,935	137,004	165,883		115,261
Depreciation of real estate owned	1,918,278	147,281	146,899	403,727	—		375,037
Interest	182	—	401	286,878	—		226,069

Total expenses	11,446,579	1,082,607	776,830	2,199,842	1,254,600		2,195,986
Income tax expense	—	—	—	—	—		—

Net income	$5,232,852	$302,678	$511,067	$24,921	$378,417		$(453,277)

Earnings per common share:
Basic and diluted	$0.39

Basic and diluted weighted average common shares outstanding	13,506,889

	Historical Tampa- HGI (A)	Historical Solon- HWS (A)	Historical Western Hotels (A)	Historical Westbury- HGI(A)	Pro forma Adjustments		Total Pro Forma
Revenue:
Suite revenue	$2,287,032	$1,420,133	$22,363,406	—	—		$49,766,907
Other operating revenue	293,120	77,847	2,810,737	—	—		4,034,108
Interest income	1,531	—	—	—	$(405,893	)(H)	—

Total revenue	2,581,683	1,497,980	25,174,143	—	(405,893)		53,801,015
Expenses:
Operating expenses	1,112,024	629,237	6,840,565	—	—		19,641,964
General and administrative	281,232	180,488	5,963,847	$41,801	1,139,226	(B)	9,212,038
Franchise fees	114,351	56,806	—	—	—		556,654
Management fees	592,810	78,332	1,533,625	—	—		3,175,920
Permits, licenses & lease payments	—	—	—	—	—		7,325
Amortization expense	13,462	1,831	—	—	(13,173	)(C)	2,120
Taxes, insurance and other	133,404	79,759	1,840,121	—	—		3,475,419
Depreciation of real estate owned	163,401	367,096	2,393,906	—	(3,997,347	)(C)	6,224,255
					4,305,977	(D)
Interest	291,126	224,885	3,842,579	—	(4,564,652	)(E)	307,468

Total expenses	2,701,810	1,618,434	22,414,643	41,801	(3,129,968)		42,603,164
Income tax expense	—	—	—	—	—	(F)	—

Net income	$(120,127)	$(120,454)	$2,759,500	$(41,801)	$2,724,075		$11,197,851

Earnings per common share:
Basic and diluted							$0.37

Basic and diluted weighted average common shares outstanding					(G	)	30,620,829

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at January 1, 2002 for the respective periods prior to acquisition by the Company in 2003. Note that for properties whose construction was completed during 2002, operations were only included for the time since completion to December 31, 2002, for properties completed in 2003, operations were included since completion to September 30, 2003.

(B)	Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company plus anticipated legal and accounting fees, and other costs associated with being a public company. Those amounts are $673,223 and $1,098,725, respectively for the year ended December 31, 2002 and $416,237 and $722,989, respectively for the nine months ended September 30, 2003.

(C)	Represents elimination of historical depreciation and amortization expense of acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operations, broken out as follows:

The Houston hotel, the three Homewood Suites, Nashville Residence Inn and Western Hotels began operations before January 1, 2002. The Cypress hotel began operations in November 2002, Hauppage in April 2002, Cranbury in October 2002, and Franklin in September 2002. Danbury began in October 2002, Lebanon in June 2003, Tampa in July 1999, and Solon in June 2002.

The weighted average lives of the depreciable assets are 39 years for building and 7 years for FF&E. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general. Depreciable assets are $12,283,995 for the Houston Residence Inn, $28,295,395 for the Three Homewood Suites hotels, $15,522,906 for the Cypress Residence Inn, $35,282,096 for the BRIAD Properties, $7,356,850 for Nashville, $10,163,849 for Danbury, $11,791,668 for Lebanon, $9,737,070 for Tampa, $7,984,797 for Solon, $113,683,096 for Western Hotels, and $14,963,780 for Westbury HGI.

	Houston	3 Homewood Suites	Cypress	BRIAD	Nashville	Danbury	Lebanon	Tampa- HGI	Solon- HWS	Western Hotels	Westbury- HGI	Total
Year ended December 31, 2002
Depreciation	$386,966	$941,963	$87,885	$511,005	$228,022	$89,036	$—	$350,474	$147,966	$3,318,292	$—	$6,061,609

Nine months ended September 30, 2003
Depreciation	$—	$156,994	$175,771	$434,088	$107,044	$236,439	$266,639	$235,597	$204,687	2,488,719	—	$4,305,977

(E)	All Hotels except for one of the Western Hotels were purchased for all cash; therefore, the interest related to prior owners debt was removed. Interest expense for the one Western Hotel in the amount of $ 413,640 as of December 31, 2002 and in the amount of $307,286 through September 30, 2003 was not eliminated as the debt was assumed by the Company.

(F)	Represents the elimination of income taxes of prior owner in the amount of $618,139.

Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreements put in place between the Company and our lessee based on a combined rate of 40%. Based on the terms of the lease agreements our taxable subsidiary would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(G)	Represents the number of shares assuming all properties were acquired at the beginning of the period presented, calculated as follows:

	Houston	3 Homewood Suites	Cypress	Hauppage	Franklin	Cranbury	Nashville
Total purchase price consists of the following:
Purchase price per contract	$14,300,000	$32,200,000	$19,000,000	$18,500,000	$13,000,000	$11,000,000	$8,800,000
Escrows assumed	(436,045)	—	—	—	—	—	—
Liabilities assumed	—	—	104,151	—	—	—	62,320

Sub-total	13,863,955	32,200,000	19,104,151	18,500,000	13,000,000	11,000,000	8,862,320
Acquisition fee payable to Apple Suites Realty Group	286,000	644,000	380,000	370,000	260,000	220,000	176,000
Additional estimated closing costs	100,000	200,000	67,904	67,201	67,201	67,201	14,163

Total purchase price	$14,249,955	$33,044,000	$19,552,055	$18,937,201	$13,327,201	$11,287,201	$9,052,483

Purchase Price, cash required to pay seller	$14,686,000	$33,044,000	$19,447,904	$18,937,201	$13,327,201	$11,287,201	$8,990,163
Net Raise Percentage	88%	88%	88%	88%	88%	88%	88%
Gross dollars needed to fund acquisitions	$16,688,636	$37,550,000	$22,099,891	$21,519,547	$15,144,547	$12,826,365	$10,216,094
Gross dollars needed from initial offering	$16,688,636	$33,311,364	—	—	—	—	—
Cost per share under initial offering	$10.50	$10.50

Shares from initial offering at $10.50 per share	1,589,394	3,172,511	—	—	—	—	—
Gross dollars needed after initial offering	—	$4,238,636	$22,099,891	$21,519,547	$15,144,547	$12,826,365	$10,216,094
Cost per share after initial offering	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00

Shares after initial offering at $11 per share	—	385,331	2,009,081	1,956,322	1,376,777	1,166,033	928,736

Total shares needed to fund acquisitions	1,589,394	3,557,841	2,009,081	1,956,322	1,376,777	1,166,033	928,736
Portion of 2002 hotel was in operation	100.0%	100.0%	16.7%	75.0%	33.3%	25.0%	100%
Weighted average share adjustment for year ended December 31, 2002	1,589,394	3,557,841	334,847	1,467,242	458,926	291,508	928,736
Portion of 2003 hotel was in operation	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weighted average share adjustment for period ended September 30, 2003	1,589,394	3,557,841	2,009,081	1,956,322	1,376,777	1,166,033	928,736

	Danbury	Lebanon	Tampa-HGI	Solon-HWS	Western Hotels	Westbury-HGI	All Properties
Total purchase price consists of the following:
Purchase price per contract	$11,500,000	$15,000,000	$12,250,000	$10,050,000	$131,800,000	$19,000,000	$316,400,000
Escrows assumed	—	—	—	—	(2,266,527)	(13,608)	(2,716,180)
Liabilities assumed	1,780	1,360	79,298	42,077	5,401,755	—	5,692,742

Sub-total	11,501,780	15,001,360	12,329,298	10,092,077	134,935,228	18,986,392	319,376,562
Acquisition fee payable to Apple Suites Realty Group	230,000	300,000	245,000	201,000	2,636,000	380,000	6,328,000
Additional estimated closing costs	39,054	37,375	23,043	70,342	488,951	44,184	1,286,618

Total purchase price	$11,770,834	$15,338,735	$12,597,341	$10,363,419	$138,060,179	$19,410,576	$326,991,180

Purchase Price, cash required to pay seller	$11,769,054	$15,337,375	$12,518,043	$10,321,342	$134,924,951	$19,424,184	$324,014,618
Net Raise Percentage	88%	88%	88%	88%	88%	88%	88%
Gross dollars needed to fund acquisitions	$13,373,925	$17,428,835	$14,225,049	$11,728,798	$153,323,808	$22,072,936	$368,198,430
Gross dollars needed from initial offering	—	—	—	—	—	—	$50,000,000
Cost per share under initial offering							$10.50

Shares from initial offering at $10.50 per share	—	—	—	—			4,761,905
Gross dollars needed after initial offering	$13,373,925	$17,428,835	$14,225,049	$11,728,798	$153,323,808	$22,072,936	$318,198,430
Cost per share after initial offering	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00

Shares after initial offering at $11 per share	1,215,811	1,584,440	1,293,186	1,066,254	13,938,528	2,006,631	28,927,130

Total shares needed to fund acquisitions	1,215,811	1,584,440	1,293,186	1,066,254	13,938,528	2,006,631	33,689,035
Portion of 2002 hotel was in operation	25.0%	0.0%	100.0%	50.0%	100%	0%
Weighted average share adjustment for year ended December 31, 2002	303,953	—	1,293,186	533,127	13,938,528	—	24,697,288

Portion of 2003 hotel was in operation	100.0%	33.0%	100.0%	100.0%	100%	0%
Weighted average share adjustment for period ended September 30, 2003	1,215,811	522,865	1,293,186	1,066,254	13,938,528	—	30,620,829

(H)	Represents elimination of interest income on cash used to fund acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality Five, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, President

December 30, 2003